EXHIBIT 10.16

                                IVAX CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN

         1. PURPOSE. The purpose of this Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have this Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of this Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" shall mean the $0.10 par value common stock of the Company.

                  (d) "COMPANY" shall mean IVAX Corporation and any Designated Subsidiary of the Company.

                  (e) "COMPENSATION" shall mean all base straight-time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, severance and other compensation.

                  (f) "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "EMPLOYEE" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first day of such leave.

                  (h) "ENROLLMENT DATE" shall mean the first Trading Day of each Offering Period.

                  (i) "EXERCISE DATE" shall mean the last Trading Day of each Offering Period.

                  (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) a national market system, including without
limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, then its Fair Market Value shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last Trading Day on or before the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                           (2) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, then its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "OFFERING PERIOD" shall mean the period of approximately three (3) months during which an option granted pursuant to this Plan may be exercised. There will be four Offering Periods each calendar year. The first Offering Period will begin on the first Trading Day on or after January 1 and end on the last Trading Day on or before March 31, the second Offering Period will begin on the first Trading Day on or after April 1 and end on the last Trading Day on or before June 30, the third Offering Period will begin on the first Trading Day on or after July 1 and end on the last Trading Day on or before September 30, and the fourth Offering Period will begin on the first Trading Day on or after October 1 and end on the last Trading Day on or before December 31. The duration and timing of an Offering Period may be changed pursuant to Section 4 hereof.

                  (l) "PLAN" shall mean this 1999 Employee Stock Purchase Plan.

                  (m) "PURCHASE PRICE" shall mean eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that in the event a participant sells, assigns or otherwise transfers (other than by will or the laws of descent and distribution) any shares of Common Stock acquired under this Plan before the expiration of three (3) years from the Exercise Date on which the participant purchased such shares of Common Stock, the Purchase Price for any shares of Common Stock purchased under this Plan during the next four Offering Periods following the sale, assignment or transfer will be equal to the full Fair Market Value. The Purchase Price may be adjusted from time to time by the Board pursuant to Section 19 hereof.

                  (n) "RESERVES" shall mean the number of shares of Common Stock covered by each option under this Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but not yet placed under option.

                  (o) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (p) "TRADING DAY" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

         3. ELIGIBILITY.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in this Plan.

                  (b) Notwithstanding anything to the contrary contained herein, no Employee shall be granted an option under this Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such capital stock equaling five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined based on the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. OFFERING PERIODS. This Plan shall be implemented through a series of consecutive Offering Periods. For each year that the Plan is in effect, the first Offering Period will begin on the first Trading Day on or after January 1 and end on the last Trading Day on or before March 31, the second Offering Period will begin on the first Trading Day on or after April 1 and end on the last Trading Day on or before June 30, the third Offering Period will begin on the first Trading Day on or after July 1 and end on the last Trading Day on or before September 30, and the fourth Offering Period will begin on the first Trading Day on or after October 1 and end on the last Trading Day on or before December 31. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. PARTICIPATION.

                  (a) An eligible Employee may become a participant in this Plan by completing a participation agreement, in the form set forth as Exhibit A to this Plan, and an enrollment form authorizing payroll deductions and by filing such participation agreement and enrollment form with the Company's Corporate Human Resource Department prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant.

         6. PAYROLL DEDUCTIONS.

                  (a) At the time a participant files his or her enrollment form, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under this Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in this Plan or may increase or decrease the rate of his or her future payroll deductions for the next Offering Period (but not the current Offering Period) by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. The change in such rate shall be effective for the next Offering Period. A participant's enrollment form shall remain in effect for successive Offering Periods unless a new enrollment form is completed and delivered to the Company.

                  (d) Notwithstanding anything to the contrary contained herein, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deduction rate may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's enrollment form at the beginning of the next Offering Period, unless terminated by the participant.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the shares of Common Stock issued under this Plan are disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or upon the disposition of the shares of Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the shares of Common Stock by the Employee.

         7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Employee be permitted to purchase during each Offering Period more than such number of shares of Common Stock (subject to any adjustment pursuant to Section 18 hereof), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 11 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock an Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof. The option shall expire on the last day of the Offering Period.

         8. EXERCISE OF OPTION.

                  (a) Each participant's option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of shares of Common Stock under the option, including fractional shares (computed to four decimal places), shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account, subject to the limitations set forth in Sections 3(b), 7 and 11 hereof. During a participant's lifetime, a participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

                  (b) If the Board determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under this Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under this Plan on such Exercise Date, then the Board may in its sole discretion
(x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase shares of Common Stock on such Exercise Date, and continue the Offering Period then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase shares of Common Stock on such Exercise Date, and terminate any Offering Period then in effect pursuant to Section 19 hereof. The Company may make pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under this Plan by the Company's shareholders subsequent to such Enrollment Date.

         9. CERTIFICATES. Certificates for shares of Common Stock purchased under the Plan will generally not be issued to participants until requested. Shares credited to any account under the Plan will be showing on the participants' statements of account sent after each purchase. Certificates for any number of shares up to the full number of whole shares credited to an account under the Plan and held for at least three years will be issued upon request of a participant. Any remaining whole shares and fractional shares will continue to be credited to the participant's account.

         10. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee, all payroll deductions accumulated while an Employee shall be applied toward the purchase of shares of Common Stock in the then current Offering Period as provided in Section 8 above.

         11. INTEREST. No interest shall accrue on the payroll deductions of a participant in this Plan.

         12. COMMON STOCK.

                  (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock which shall be made available for sale under this Plan shall be two million eight hundred thousand (2,800,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year equal to (i) the lesser of
(A) sixteen thousand (16,000) shares, and (B) the amount which causes the aggregate number of shares of Common Stock which shall be made available for sale under this Plan to equal two and one-half percent (2.5%) of the then outstanding shares of Common Stock of the Company or (ii) a lesser amount determined by the Board.

                  (b) The participant shall have no interest or voting right in shares of Common Stock covered by his or her option until such option has been exercised.

                  (c) Shares of Common Stock to be delivered to a participant under this Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. ADMINISTRATION. This Plan shall be administered by the Board or a committee of members of the Board approved by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of this Plan, to determine eligibility and to adjudicate all disputed claims filed under this Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14. DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares of Common Stock and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, then spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), then the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  (c) The designation of beneficiary and any changes thereto should be filed with the Company's Corporate Human Resource Department.

         15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

         16. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. REPORTS. Individual accounts shall be maintained for each participant in this Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price and the number of shares of Common Stock purchased.

         18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares of Common Stock each participant may purchase each Offering Period (pursuant to Section 7 hereof), as well as the price per share of Common Stock and the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date.

                  (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a New Exercise Date and the Offering Period then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date.

         19. AMENDMENT OR TERMINATION.

                  (a) The Board may at any time and for any reason terminate or amend this Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or this Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof and in this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as is required.

                  (b) Without shareholder consent and without regard to whether any participants' rights may be considered to have been "adversely affected," the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with this Plan.

                  (c) In the event the Board determines that the ongoing operation of this Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend this Plan to reduce or eliminate such accounting consequences including, but not limited to:

                           (1) altering the Purchase Price for any Offering
Period including an Offering Period underway at the time of the change in Purchase Price;

                           (2) shortening any Offering Period so that Offering
Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                           (3) allocating shares of Common Stock. Such
modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

         20. TRANSFER OF SHARES. A participant shall not sell, assign or otherwise transfer (other than by will or the laws of descent and distribution) any or all shares of Common Stock acquired under this Plan before the expiration of one (1) year from the Exercise Date on which the participant purchased such shares of Common Stock. Additionally, as described in Section 2(m) of this Plan, any participant who sells, assigns or otherwise transfers shares of Common Stock acquired under this Plan before the expiration of three (3) years from the Exercise Date on which the participant purchased such shares of Common Stock will be permitted to purchase additional shares of Common Stock during the next four Offering Periods following such sale, assignment or transfer only at the full Fair Market Value, rather than eighty-five percent (85%) of such Fair Market Value.

         21. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. CONDITIONS UPON ISSUANCE OF SHARES. Shares of Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or system upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. TERM OF PLAN. This Plan shall become effective on January 1, 2000, and shall continue in effect until January 1, 2010, unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A

                                IVAX CORPORATION
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             PARTICIPATION AGREEMENT

_____ Original Agreement                        Enrollment Date: _______________
_____ Change of Beneficiary(ies)


1. ___________________ hereby elects to participate in the IVAX Corporation 1999 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of Common Stock in accordance with a separate enrollment form and the Plan. Terms capitalized, but undefined, in this participation agreement shall have the meanings defined in the Plan.

2. I understand that my payroll deductions authorized under the enrollment form shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that all accumulated payroll deductions shall be used to automatically exercise my option.

3. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

4. I understand that the shares of Common Stock received by me pursuant to the Plan will be restricted for a period of three (3) years from the Exercise Date. I will not be able to sell any shares of Common Stock at all during the one (1) year period following the Exercise Date and in the event I sell any shares of Common Stock less than three (3) years from the Exercise Date when I acquired such shares, all subsequent purchases of Common Stock by me under the Plan during the one (1) year period following such sale will be at full Fair Market Value, rather than eighty-five percent (85%) of such Fair Market Value.

5. I understand that if I dispose of any shares of Common Stock received by me pursuant to the Plan within two (2) years after the Enrollment Date or one (1) year after the Exercise Date, then I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the shares of Common Stock at the time such shares of Common Stock were purchased by me over the price which I paid for the shares of Common Stock. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN THIRTY (30) DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES OF COMMON STOCK AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE SHARES OF COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the shares of

Common Stock by me. If I dispose of such shares of Common Stock at any time after the expiration of the two (2) year and one (1) year holding periods, then I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock at the time of such disposition over the purchase price which I paid for the shares of Common Stock, or (ii) fifteen percent (15%) of the Fair Market Value of the shares of Common Stock on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as a capital gain.

6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this participation agreement is dependent upon my eligibility to participate in the Plan.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares of Common Stock due me under the Plan:


NAME:                  (First)      (Middle)       (Last)

RELATIONSHIP:
             --------------------------------------------------
ADDRESS:
        -------------------------------------------------------


Dated:
      ---------------------------------------------------------

Employee's Social Security Number:
                                  -----------------------------
Employee's Address:
                   --------------------------------------------


Signature of Employee:
                      -----------------------------------------
Spouse's Signature
(If beneficiary other than spouse):
                                   ----------------------------